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                                                                  EXHIBIT 10.117


                        ASSIGNMENT OF MEMBERSHIP INTEREST


         THIS ASSIGNMENT OF MEMBERSHIP INTEREST AND AGREEMENT OF SUBSTITUTED MEMBER (this "Assignment") dated as of December 29, 2000 is made by and between CRESCENT OPERATING, INC. ("Assignor") and the person or entity identified on the signature page hereof as Assignee ("Assignee").

                                    RECITALS

         WHEREAS, Assignor is the holder of a 25% membership interest and 100% of the preferred membership interests (collectively, the "Assigned Interest") in CHARTER BEHAVIORAL HEALTH SYSTEMS, LLC, a Delaware limited liability company ("CBHS"); and

         WHEREAS, Assignor desires to transfer and assign to Assignee the Assigned Interest; and

         WHEREAS, Assignee desires to accept the assignment of the Assigned Interest and to accept and assume the terms and conditions of that certain Second Amended and Restated Operating Agreement, dated as of September 9, 1999 (as amended or restated, the "Operating Agreement") with respect to the Assigned Interest; and

         WHEREAS, COPI CBHS HOLDINGS, L.P. and Assignor desire to approve the assignment of the Assigned Interest pursuant to Section 13 of the Operating Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Assignment. Subject to the terms and conditions hereof, Assignor hereby transfers and assigns to Assignee the Assigned Interest.

         2. Admission as Substituted Member. As of the date hereof, and subject to the terms and conditions of this Assignment, Assignee shall become a substituted member in the Company with respect to the Assigned Interest in compliance with the terms of the Operating Agreement.

         3. Assumption. Assignee agrees to accept, adopt and be bound by the terms, provisions and conditions of the Operating Agreement and assume and be liable for and shall pay, perform, fulfill and discharge, when due, all liabilities and obligations of Assignor arising on or after the date hereof which are attributable to the Assigned Interest.

         4. Transferability. The Assigned Interest assigned to Assignee hereby is subject to any restrictions on transfer set forth in the Operating Agreement.

         5. Representations by Assignor. Assignor does hereby represent and warrant to Assignee that: (i) Assignor is the legal and beneficial owner and holder of the Assigned Interest; (ii) the

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Assigned Interest is not subject to lien or assessment by any of Assignor's creditors or by any other person or entity; and (iii) Assignor has fully performed all duties and obligations required of Assignor as the owner of the Assigned Interest as of the date hereof.

         6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         7. Approval. COPI CBHS HOLDINGS, L.P. and Assignor, as all of the members of CBHS which own 20% or more of the outstanding membership interests of CBHS, hereby approve and consent to the assignment of the Assigned Interest pursuant to Section 13.2 of the Operating Agreement.

         8. General Provisions.

                  (a) Entire Agreement. This Assignment supersedes any prior or contemporaneous understandings or agreements between the parties respecting the subject matter hereof and constitutes the entire understanding and agreement between the parties with respect to the assignment of the Assigned Interest.

                  (b) Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

                  (c) Further Assurances. The parties hereto covenant and agree that they will execute such further instruments and documents as may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

                  (d) Counterpart Execution. This Assignment may be executed in any number of counterparts, all of which together shall for all purposes constitute one agreement, binding on all the parties hereto, notwithstanding that all the parties hereto have not signed the same counterpart.


                           [Signature page to follow]

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


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the day and year first above written.


                                ASSIGNOR:

                                CRESCENT OPERATING, INC.

                                By:
                                   ---------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                      ------------------------------------------


                                ASSIGNEE:

                                ROCKWOOD FINANCIAL GROUP, INC.


                                By:
                                   ---------------------------------------------
                                Name:
                                      ------------------------------------------
                                Title:
                                      ------------------------------------------


                                         ---------------------------------------
                                         Assignee Taxpayer Identification Number


CONSENTING MEMBER:

COPI CBHS HOLDINGS, L.P.

  By:    GS CBHS Holdings, LLC,
         its General Partner

  By:
     ----------------------------------
  Name:
       --------------------------------
  Title:
        -------------------------------



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

                        ASSIGNMENT OF MEMBERSHIP INTEREST


         THIS ASSIGNMENT OF MEMBERSHIP INTEREST AND AGREEMENT OF SUBSTITUTED MEMBER (this "Assignment") dated as of December 29, 2000 is made by and between COPI CBHS HOLDINGS, L.P., a Delaware limited partnership ("Assignor"), and the person or entity identified on the signature page hereof as Assignee ("Assignee").

                                    RECITALS

         WHEREAS, Assignor is the holder of a 65.00% membership interest (the "Assigned Interest") in CHARTER BEHAVIORAL HEALTH SYSTEMS, LLC, a Delaware limited liability company ("CBHS"); and

         WHEREAS, Assignor desires to transfer and assign to Assignee the Assigned Interest; and

         WHEREAS, Assignee desires to accept the assignment of the Assigned Interest and to accept and assume the terms and conditions of that certain Second Amended and Restated Operating Agreement, dated as of September 9, 1999 (as amended or restated, the "Operating Agreement") with respect to the Assigned Interest; and

         WHEREAS, Crescent Operating, Inc. and Assignor desire to approve the assignment of the Assigned Interest pursuant to Section 13.2 of the Operating Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Assignment. Subject to the terms and conditions hereof, Assignor hereby transfers and assigns to Assignee the Assigned Interest.

         2. Admission as Substituted Member. As of the date hereof, and subject to the terms and conditions of this Assignment, Assignee shall become a substituted member in the Company with respect to the Assigned Interest in compliance with the terms of the Operating Agreement.

         3. Assumption. Assignee agrees to accept, adopt and be bound by the terms, provisions and conditions of the Operating Agreement and assume and be liable for and shall pay, perform, fulfill and discharge, when due, all liabilities and obligations of Assignor arising on or after the date hereof which are attributable to the Assigned Interest.

         4. Transferability. The Assigned Interest assigned to Assignee hereby is subject to any restrictions on transfer set forth in the Operating Agreement.

         5. Representations by Assignor. Assignor does hereby represent and warrant to Assignee that: (i) Assignor is the legal and beneficial owner and holder of the Assigned Interest; (ii) the


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Assigned Interest is not subject to lien or assessment by any of Assignor's creditors or by any other person or entity; and (iii) Assignor has fully performed all duties and obligations required of Assignor as the owner of the Assigned Interest as of the date hereof.

         6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of each of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         7. Approval. Crescent Operating, Inc. and Assignor, as all of the members of CBHS which own 20% or more of the outstanding membership interests of CBHS, hereby approve and consent to the assignment of the Assigned Interest pursuant to Section 13 of the Operating Agreement.

         8. General Provisions.

                  (a) Entire Agreement. This Assignment supersedes any prior or contemporaneous understandings or agreements between the parties respecting the subject matter hereof and constitutes the entire understanding and agreement between the parties with respect to the assignment of the Assigned Interest.

                  (b) Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas.

                  (c) Further Assurances. The parties hereto covenant and agree that they will execute such further instruments and documents as may be necessary or convenient to effectuate and carry out the transaction contemplated by this Assignment.

                  (d) Counterpart Execution. This Assignment may be executed in any number of counterparts, all of which together shall for all purposes constitute one agreement, binding on all the parties hereto, notwithstanding that all the parties hereto have not signed the same counterpart.


                           [Signature page to follow]


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


         IN WITNESS WHEREOF, the parties hereto have executed this Assignment effective as of the day and year first above written.


                                     ASSIGNOR:

                                     COPI CBHS HOLDINGS, L.P.

                                     By:  GS CBHS Holdings, LLC,
                                          its General Partner


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                     ASSIGNEE:

                                     ROCKWOOD FINANCIAL GROUP, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                         ---------------------------------------
                                         Assignee Taxpayer Identification Number

CONSENTING MEMBER:

CRESCENT OPERATING, INC.

By:
   ----------------------------------
Name:
     --------------------------------
Title:
      -------------------------------



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                            INDEMNIFICATION AGREEMENT

         This AGREEMENT made this 29th day of December, 2000, among COPI CBHS HOLDINGS, L.P., a Delaware limited partnership, and CRESCENT OPERATING, INC., a Delaware corporation, (each an "Indemnitor" and collectively, the "Indemnitors") and ROCKWOOD FINANCIAL GROUP, INC., a _____________ corporation (the "Indemnitee").

         WHEREAS, the parties hereto are each parties to those certain Assignment of Membership Interest agreements of even date herewith pursuant to the terms of which each Indemnitor agreed to assign its respective membership interests (collectively, the "Assigned Membership Interests") in Charter Behavioral Health Systems, LLC (the "Company") to the Indemnitee; and

         WHEREAS, as consideration for Indemnitee entering into such Assignment of Membership Interest Agreements, Indemnitors desire to indemnify Indemnitee for any liability of Indemnitors arising prior to the transfer of the Assigned Membership Interests.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Indemnitors hereby agree, to the fullest extent allowed by law, to indemnify and hold harmless Indemnitee from and against any and all liability, claims, demands, actions or causes of action, damages, losses, costs or expenses (including without limitation reasonable counsel fees and costs of suit) suffered or incurred by the Indemnitee arising out of, or in connection with, any and all obligations or liabilities of the Indemnitors arising or maturing prior to the date of the transfer of the Assigned Membership Interests.

         2. The foregoing indemnification shall be in addition to any other rights, in law or in equity, which the Indemnitee may have, and the Indemnitee shall not be required to pursue or exhaust any other remedies she may have before being entitled to indemnification hereunder.

         3. Indemnitee shall promptly notify each Indemnitor if the Indemnitee receives notice of any claim for which indemnification by Indemnitor may be sought hereunder.


                           [Signature page to follow]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                                         INDEMNITORS:

                                         COPI CBHS HOLDINGS, L.P.

                                         By: GS CBHS Holdings, LLC,
                                                 its General Partner


                                                 By:
                                                    ----------------------------
                                                 Name:
`                                                     --------------------------
                                                 Title:
                                                       -------------------------

                                         CRESCENT OPERATING, INC.


                                                 By:
                                                    ----------------------------
                                                 Name:
`                                                     --------------------------
                                                 Title:
                                                       -------------------------

                                         INDEMNITEE:

                                         ROCKWOOD FINANCIAL GROUP, INC.


                                                 By:
                                                    ----------------------------
                                                 Name:
`                                                     --------------------------
                                                 Title:
                                                       -------------------------



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